Exhibit 99.2

The n e xt s t ep in t he e v olution of r oad f r eight. EINRIDE 2025 SWEDEN

Disclaimer (1/3) Disclaimers and O t her Impo r tant In f ormation This p r esentation, including a n y accompa n ying oral p r esentation ( this “P r esentation”), has been p r epa r ed solely f or in f ormational purposes in connection wi t h a po t ential business combination ( t he “P r oposed Business Combination”) bet w een Lega t o Me r ger Corp. III, a special purpose acquisition compa n y (“Lega to”), and Einride AB ( t he “Compa n y ” or “Einride” and, t oge t her wi t h Lega t o, t he “Pa r ties”). By accepting r eceipt of t his P r esentation, t he r ecipient will be deemed t o h a v e ag r eed t o t he obligations and r estrictions set out bel o w . This P r esentation should not be construed as a p r ospectus or of f ering document and y ou should not r ely upon it or use it t o f orm t he definiti v e basis f or a n y decision, contract, commitment or action wha t so e v e r , wi t h r espect t o a n y p r oposed transaction or o ther wise. This P r esentation shall not constitu t e an of f er t o sell, or a solicitation of an of f er t o bu y , or a r ecommendation t o pu r chase, a n y securities in a n y jurisdiction, or t he solicitation of a n y p r o x y , v o t e, consent or app ro val in a n y jurisdiction in connection wi t h t he P r oposed Business Combination, nor shall the r e be a n y sale, issuance or trans f er of a n y securities in a n y jurisdiction whe r e, or t o a n y person t o whom, such of f e r , solicitation or sale m a y be unlawful under t he laws of such jurisdiction. This P r esentation does not constitu t e ei t her advice or a r ecommendation r ega rding a n y securities. The communication of t his P r esentation is r estric t ed b y law; it is not in t ended f or distribution t o, or use b y a n y person in, a n y jurisdiction whe r e such distribution or use would be contrar y t o local law or r egulation. The r ecipient ackn o wledges that it is (a) awa r e that t he Unit ed Sta t es securities laws p rohibit a n y person who has ma t erial non - public in f ormation concerning a compa n y f r om pu r chasing or selling securities of such compa n y or f r om communicating such in f ormation t o a n y o ther person under ci r cumstances in which it is r easonably f o r eseeable that such person is li k ely t o pu r chase or sell such securities, and ( b ) f amiliar wi t h t he Securities E x change Act of 193 4 , as amended, and t he rules and r egulations p r omulga t ed the r eunder ( collecti v el y , t he “E x change Ac t ”), and that t he r ecipient will neit her use, not cause a n y t hi r d par ty t o use, t his P r esentation or a n y in f ormation contained he rein in contr a v ention of t he E x change Act, including, wi t hout limitation, Rule 10b - 5 the r eunde r . No r ep r esentations or warranties, e xp r ess or implied, a r e gi v en in, or in r espect o f , t his P r esentation . This P r esentation is subject t o updating, completion, r e vision, v erification and fu r t her amendment . None of t he Pa r ties or t heir r especti v e affiliat es has au t hori z ed a n y one t o p r ovide in t e r es t ed par ties wi t h additional or dif f e r ent in f ormation . No securities r egula t or y au t hority has e xp r essed an opinion about t he securities discussed in t his P r esentation or de t ermined if t his P r esentation is trut hful, accura t e or comple t e, and it is an of f ense t o claim o ther wise . The Pa r ties under ta k e no obligation t o r ecipien t s of t his P r esentation t o upda t e a n y in f ormation contained he r ein, or t o advise such r ecipien t s upon becoming awa r e that a n y in f ormation contained he rein is not accura t e . None of Einride, Lega t o or a n y of t heir r especti v e subsidiaries, equityholders, affiliat es, r ep r esentati v es, par tners, members, di r ec t ors, officers, empl o y ees, advisors or agen t s ( collecti v el y , “ R ep r esentati ves”) ma k es a n y r ep r esentation or warrant y , e xp r ess or implied, as t o t he accura c y or comple t eness of t he in f ormation contained he rein or a n y o ther writ t en, oral or o ther communications transmit t ed or o ther wise made a v ailable t o t he r ecipient in t he course of i t s e v aluation of t he P r oposed Business Combination, and no t hing contained he rein shall be r elied upon as a p r omise or r ep r esentation whe ther as t o t he past or futu r e per f ormance. None of t he Pa r ties nor a n y of t heir R ep r esentati v es shall be r esponsible or liable f or a n y di r ect, indi r ect or consequential loss or loss of p r ofit arising f r om t he use of t his P r esentation, i t s con t en t s, i t s accura c y or sufficien c y , i t s omissions, i t s er r ors, r eliance on t he in f ormation contained wi t hin it, or on opinions communica t ed in r elation the r e t o or o ther wise arising in connection the r e wi t h. In addition, t he in f ormation contained he rein does not purpo r t t o contain all of t he in f ormation that m a y be r equi r ed t o e v alua t e t he P r oposed Business Combination. The in f ormation contained in t his P r esentation is p r ovided as of t he da t e he r eof and m a y change, and none of t he Pa r ties nor a n y of t heir R ep r esentati v es under ta k es a n y obligation t o upda t e such in f ormation, including in t he e v ent that such in f ormation becomes inaccura t e or incomple t e. The general e xplanations included in t his P r esentation cannot add r ess, nor is in t ended t o add r ess, y our specific i n v estment objecti v es, financial situations or financial needs. R ecipien t s of t his P r esentation a r e not t o construe i t s con t en t s, or a n y prior or subsequent communications f r om or wi t h a n y Pa r ty or t heir r especti v e R ep r esentati v es, as i n v estment, legal or tax advice. In addition, t his P r esentation does not purpo r t t o be all - inclusi v e or t o contain all of t he in f ormation that m a y be r equi r ed t o ma k e a full analysis of t he Pa r ties and t he P r oposed Business Combination. R ecipien t s of t his P r esentation should r ead t he definiti v e documen t s f or P r oposed Business Combination and ma k e t heir o wn e v aluation of t he Pa r ties and t he P r oposed Business Combination and of t he r el e v ance and adequa c y of t he in f ormation and should ma k e such o ther i n v estigations as t h e y deem necessar y . A n y decision t o r ely on t he in f ormation contained in t his P r esentation is t he sole r esponsibility of t he R ecipient and neit her Pa r ty will be r esponsible f or a n y loss incur r ed b y t he R ecipient as a r esult of a n y actions ta k en b y t he R ecipient r elying upon t he in f ormation he r ein.

Disclaimer (2/3) F or wa r d - Looking Sta t emen t s This P r esentation contains cer tain f or wa r d - looking sta t emen t s wi t hin t he meaning of t he U .S. f ederal securities laws wi t h r espect t o t he Pa r ties and t he P r oposed Business Combination, including e xpectations, hopes, belie f s, in t entions, plans, p r ospec t s, financial r esul t s of stra t egies r ega rding t he Compa n y , t he P r oposed Business Combination and sta t emen t s r ega rding t he anticipa t ed benefi t s and timing of t he completion of t he P r oposed Business Combination, t he add r essable mar k et f or Einride ʼ s solutions and se r vices, t he competiti v e and r egula t or y landscape f or Einride ʼ s solutions and se r vices, plans and use of p r oceeds, objecti v es of management f or futu r e operations of t he Compa n y , t he upside po t ential and oppor tunity f or i n v es t ors, Einride ʼ s g r o w t h oppor tunities, t echnological and mar k et t r ends, futu r e financial condition and per f ormance and e xpec t ed financial impac t s of t he P r oposed Business Combination, t he satis f action of closing conditions t o t he P r oposed Business Combination and t he l ev el of r edemptions of Lega t o ʼ s public sha r eholders, and t he Compa n y ʼ s e xpectations, in t entions, stra t egies, assumptions or belie f s about futu r e e v en t s, r esul t s at operations or per f ormance or that do not solely r ela t e t o his torical or cur r ent f ac t s. These f or wa r d - looking sta t emen t s generally a r e identified b y t he w o r ds “beli ev e , ” “p r oject , ” “ e xpect , ” “anticipa t e , ” “estima t e , ” “in t end , ” “stra t eg y , ” “futu r e , ” “oppo r tunit y , ” “po t ential , ” “plan , ” “m a y , ” “should , ” “will , ” “ w ould , ” “will be , ” “will continue , ” “will li k ely r esult , ” and similar e xp r essions. F or wa r d - looking sta t emen t s a r e p r edictions, p r ojections and o ther sta t emen t s about futu r e e v en t s or conditions that a r e based on cur r ent e xpectations and assumptions and, as a r esult, a r e subject t o risks and unce r tainties. Ma n y f ac tors could cause actual futu r e e v en t s t o dif f er ma t erially f r om t he f or wa r d - looking sta t emen t s in t his P r esentation, including, but not limit ed t o: (1) t he occur r ence of a n y e v ent, change or o ther ci r cumstances that could gi v e rise t o t he t ermination of definiti v e ag r eemen t s wi t h r espect t o t he P r oposed Business Combination; (2) t he ou t come of a n y legal p r oceedings that m a y be institu t ed against Lega t o, Einride, t he combined compa n y or o t hers f oll o wing t he announcement of t he P r oposed Business Combination and a n y definiti v e ag r eemen t s wi t h r espect the r e t o; (3) t he amount of r edemption r eques t s made b y Lega t o public sha r eholders and t he inability t o comple t e t he P r oposed Business Combination due t o t he f ailu r e t o obtain app ro val of t he sha r eholders of Lega t o or Einride, t o obtain financing t o comple t e t he transaction or t o satisfy o ther conditions t o closing; (4) risks r ela t ed t o t he scaling of t he Compa n y ʼ s business and t he timing of e xpec t ed business miles t ones; (5) t he ability t o meet s t ock e x change listing standa r ds f oll o wing t he consummation of t he P r oposed Business Combination; (6) t he risk that t he transaction disrup t s cur r ent plans and operations of t he Compa n y as a r esult of t he announcement and consummation of t he P r oposed Business Combination; (7) t he ability t o r ecogni z e t he anticipa t ed benefi t s of t he P r oposed Business Combination, which m a y be af f ec t ed b y , among o ther t hings, competition, t he ability of t he combined compa n y t o g r o w and manage g r o w t h p rofitabl y , maintain r elationships wi t h cus t omers and suppliers and r etain i t s management and k e y empl o y ees; (8) cos t s r ela t ed t o t he transaction; (9) risks associa t ed wi t h changes in laws or r egulations applicable t o t he Compa n y ʼ s solutions and se r vices and t he Compa n y ʼ s in t ernational operations; (10) t he possibility that t he Compa n y or t he combined compa n y m a y be ad v ersely af f ec t ed b y o ther economic, geopolitical, business, and/or competiti v e f ac t ors; (11) supply shor tages in t he ma t erials necessar y f or t he p r oduction of Einride ʼ s solutions; (12) negati v e pe r ceptions or publicity of t he Compa n y; (13) risks r ela t ed t o w orking wi t h t hi r d - par ty manu f actu r ers f or k e y componen t s of Einride ʼ s solutions; (14) t he t ermination or suspension of a n y of Einride ʼ s contrac t s or t he r eduction in coun t erpa r ty spending; (15) t he ability of Einride or t he combined compa n y t o issue equity or equity - lin k ed securities in connection wi t h t he P r oposed Business Combination or in t he futu r e; and (16) t hose risk f ac tors discussed in documen t s of t he Compa n y , or Lega t o filed, or t o be filed, wi t h t he U .S. Securities and E x change Commission ( t he “SEC”). The f o r egoing list of risk f ac tors is not e xhausti v e. Y ou should ca r efully consider t he f o r egoing f ac tors and t he o ther risks and unce r tainties described in t he “Risk Fac t ors” section in t he final p r ospectus of Lega t o da t ed as of F ebruar y 5 , 20 2 4 and filed b y Lega t o wi t h t he SEC on F ebruar y 6 , 20 2 4 , Lega t o ʼ s Qua r t erly R epo r t s on F orm 10 - Q , Lega t o ʼ s Annual R epo r t on F orm 10 - K and t he r egistration sta t ement on F orm F - 4 and p r o xy sta t ement/p r ospectus that will be filed b y t he Compa n y , and o ther documen t s filed or t o be filed b y Lega t o and Einride f r om time t o time wi t h t he SEC, as w ell as t he list of risk f ac tors included in t he Appendix he r e t o. These filings and t he Appendix do or will identify and add r ess o ther impo r tant risks and unce r tainties that could cause actual e v en t s and r esul t s t o dif f er ma t erially f r om t hose contained in t he f or wa r d - looking sta t emen t s. The r e m a y be additional risks that neit her Lega t o or t he Compa n y p r esen t ly kn o w or that Lega t o and t he Compa n y cur r en t ly beli e v e a r e imma t erial that could also cause actual r esul t s t o dif f er f r om t hose contained in t he f or wa r d - looking F or wa r d - looking sta t emen t s speak only as of t he da t e t h e y a r e made. R eaders a r e cautioned not t o put undue r eliance on f or wa r d - looking sta t emen t s, and none of t he Pa r ties or a n y of t heir R ep r esentati v es assumes a n y obligation and do not in t end t o upda t e or r e vise t hese f or wa r d - looking sta t emen t s, whe ther as a r esult of n e w in f ormation, futu r e e v en t s, or o ther wise. None of t he Pa r ties or a n y of i t s R ep r esentati v es gi v es a n y assurance that a n y of Lega t o or t he Compa n y will achi e v e i t s e xpectations. The inclusion of a n y sta t ement in t his P r esentation does not constitu t e an admission b y Lega t o, t he Compa n y or a n y o ther person that t he e v en t s or ci r cumstances described in such sta t ement a r e ma t erial.

Disclaimer (3/3) Industr y and Mar k et Data This P r esentation has been p r epa r ed b y t he Pa r ties and t heir R ep r esentati v es and includes mar k et data and o ther statistical in f ormation f r om t hi r d - par ty indust r y publications and sou r ces as w ell as f r om r esea r ch r epo r t s p r epa r ed f or o ther purposes and f r om filings of public companies in t he cr yp t o indust r y . Al t hough t he Pa r ties beli e v e t hese t hi r d - par ty sou r ces a r e r eliable as of t heir r especti v e da t es, none of t he Pa r ties or a n y of t heir r especti v e R ep r esentati v es has independen t ly v erified t he accura c y or comple t eness at t his in f ormation and cannot assu r e y ou of t he data ʼ s accura c y or comple t eness. Some data a r e also based on t he Pa r tiesʼ good f ai t h estima t es, which a r e deri v ed f r om bo th in t ernal sou r ces and t he t hi r d - par ty sou r ces. None of t he Pa r ties or t heir R ep r esentati v es ma k e a n y r ep r esentation or warranty wi t h r espect t o t he accura c y of such in f ormation. The Pa r ties and t heir r especti v e R ep r esentati v es e xp r essly disclaim a n y r esponsibility or liability f or a n y damages or losses in connection wi t h t he use of such in f ormation he r ein. Acco rdingl y , such in f ormation and data m a y not be included in, m a y be adjus t ed in, or m a y be p r esen t ed dif f e r en t ly in, a n y r egistration sta t ement, p r ospectus, p r o xy sta t ement or o ther r epo r t or document t o be filed or furnished b y Lega t o or t he Compa n y , or a n y o ther r epo r t or document t o be filed b y t he combined compa n y f oll o wing completion of t he P r oposed Business Combination wi t h t he SEC. T r ademarks and In t ellectual P r ope r ty All trademarks, se r vice marks, and trade names of a n y par ty or t heir r especti v e affiliat es used he rein a r e trademarks, se r vice marks, or r egis t e r ed trade names of such par ty or i t s r especti v e affiliat e, r especti v el y , as no t ed he r ein. A n y o ther p r oduct, compa n y names, or logos mentioned he rein a r e t he trademarks and/or in t ellectual p r ope r ty of t he r especti v e o wners, and t heir use is not alone in t ended t o, and does not alone impl y , a r elationship wi t h a n y par t y , or an endorsement or sponsorship b y or of a n y par t y . Solely f or co n v enience, t he trademarks, se r vice marks and trade names r e f er r ed t o in t his P r esentation m a y appear wi t hout t he ®, TM or SM symbols, but such r e f e r ences a r e not in t ended t o indica t e, in a n y w a y , that a n y par ty or t he applicable righ t s o wner will not asse r t, t o t he fullest e x t ent under applicable la w , t heir righ t s or t he right of t he applicable o wner or licensor t o t hese trademarks, se r vice marks and trade names. A dditional In f ormation and Whe r e t o Find It In connection wi t h t he P r oposed Business Combination, Einride in t ends t o file a r egistration sta t ement on F orm F - 4 , which will include a document that se r v es as a joint p r ospectus and p r o xy sta t ement, r e f er r ed t o as a p r o xy sta t ement/p r ospectus. A p r o xy sta t ement/p r ospectus will be sent t o all Lega t o sha r eholders. Lega t o and Einride will also file o ther documen t s r ega rding t he P r oposed Business Combination wi t h t he SEC. Be f o r e making a n y v oting or i n v estment decision, i n v es t ors, sha r eholders and o ther in t e r es t ed persons of Lega t o a r e u r ged t o r ead t he r egistration sta t ement, t he p r o xy sta t ement/p r ospectus and all o ther r el e v ant documen t s filed or that will be filed wi t h t he SEC in connection wi t h P r oposed Business Combination ca r efully and in t heir enti r ety as t h e y become a v ailable because t h e y will contain impo r tant in f ormation about t he P r oposed Business Combination. I n v es t ors and security holders will be able t o obtain f r ee copies of t he r egistration sta t ement, t he p r o xy sta t ement/p r ospectus and all o ther r el e v ant documen t s filed or that will be filed wi t h t he SEC b y Lega t o and Einride t h r ough t he w ebsi t e maintained b y t he SEC at ww w .sec.g o v . The documen t s filed b y Lega t o and t he Compa n y wi t h t he SEC also m a y be obtained f r ee of cha r ge, once a v ailable, on t he SEC ʼ s w ebsi t e at ww w .sec.g o v or b y di r ecting a r equest t o: Lega t o Me r ger Corp. III, 77 7 Thi r d A v enue, 37 th Floo r , N e w Y ork, NY 1001 7 . P a r ticipan t s in Solicitation Lega t o, t he Compa n y and t heir r especti v e di r ec tors and e x ecuti v e officers m a y be deemed under SEC rules t o be par ticipan t s in t he solicitation of p r o xies f r om Lega t o ʼ s sha r eholders in connection wi t h t he P r oposed Business Combination. A list of t he names of such di r ec tors and e x ecuti v e officers, and in f ormation r ega rding t heir in t e r es t s in t he P r oposed Business Combination and t heir o wnership of Lega t o ʼ s securities a r e, or will be, contained in Lega t o ʼ s filings wi t h t he SEC. Additional in f ormation r ega rding t he in t e r es t s of t he persons who m a y , under SEC rules, be deemed par ticipan t s in t he solicitation of p r o xies of Lega t o ʼ s sha r eholders in connection wi t h t he P r oposed Business Combination, including and t he names and in t e r es t s of t he Compa n y ʼ s di r ec tors and e x ecuti v e officers, will be set f o r t h in t he p r o xy sta t ement/p r ospectus on F orm F - 4 f or t he P r oposed Business Combination, which is e xpec t ed t o be filed b y t he Einride wi t h t he SEC. Y ou m a y obtain f r ee copies of t hese documen t s as described in t he p r eceding paragraph

T od a y ʼ s p r esen t ers R oozbeh Charli Chief E x ecuti v e Officer Henrik G r een Chief T echnology Officer & Gene r al Manager Einride Aut onomous Eric R osen feld Chief S P A C Officer - Lega t o Me r ger Corp. III

No t es: Data as of June 2025 unless other wise no t ed. (1) As of August 202 5 . Includes app r o xima t ely $100M in c r oss - o v er financing f r om e xisting and n ew institutional i n v es tors in connection wit h t he con t empla t ed S P A C transaction. Includes subo r dina t ed co n v e r tible debt which has been or is e xpec t ed t o be co n v e r t ed in t o equit y. (2) JBPs a r e non - binding r oadmaps joint ly d e v eloped wit h Einride's cus t omers f or fu rt her electrification of t heir r oad transpo r t operations o v er a futu r e period of time. P o t ential ARR is calcula t ed based on t he estima t ed number of CET and eBot v ehicles in JBPs multiplied b y estima t ed ARR per v ehicle, adjus t ed t o e x clude t he al r eady - co n v e r t ed po r tions of t he JBPs. JBPs do not obliga t e Einride's cus t omers t o negotia t e, or en t er in t o, binding ag r eemen t s on a n y t erms or at all. Actual ARR deri v ed f r om JBPs, t o t he e x t ent a n y is co n v e r t ed, m a y v a r y ma t erially f r om t he po t ential ARR set f o r t h in t his p r esentation. (3) Bet w een Januar y 20 2 4 and June 202 5 . (4) In acco r dance wit h S L As, Q1 202 5 . (5) Adjus t ed annuali z ed mont hly a v erage Q2ʼ25 USD - equi v alent r e v enue f r om operational cus t omer contrac t s, based on unaudi t ed financial per f ormance. (6) R ep r esen t s USD - equi v alent ARR e xpec t ed f r om signed cus t omer contrac t s. This amount is subject t o ce r tain conditions, termination righ t s and management assumptions. Actual ARR f r om Einride's signed cus t omer contrac t s m a y v a r y ma t erially f r om t he amount set f o r t h in t his p r esentation. 11 , 50 0 , 000+ Electric miles dri v en 1 , 7 00+ Dri v erless hours in cont r ac t ed cus t omer op s (3) 35 0 , 000+ E x ecu t ed shipmen t s 9 9 . 7% On - time pe r f ormance (4) 20M k g+ CO e aba t ed 2 7 Countries $5 2 4M Capital r aised t o da t e (1) 26 Number of cus t omers $800M+ P o t ential long - t erm ARR in Joint Business Plan (JBPs) (2) $45M Run r a t e ope r ational AR R (5) $65M ARR in signed cus t omer cont r ac t s (6) global leader digital, electric, and au t onomous r oad f r eight , opera t es in No r t h America and EMEA wi t h 26 cu going public t h r ough a S P A C me r ger wi t h Lega t o III (LE G T) Backlog & pipeline K e y numbers K e y cus t omers Select e xisting i nv es t ors Oppo r tunity ov e r vi e w Int r oduction t o Einride

P r oprieta r y AI p o w e r ed technology plat f orm driving cost s a vings f or f r eight solutions

No t es: (1) Statista: Si z e of t he global logistics indust r y , Fr eightw a v es: trucking accounting f or 43% of t he sec t o r ʼ s total annual r e v enue. (2) Eu r ostat & American T rucking Association. (3) American T rucking Association & Mc K ins e y . (4) Utilization as a function of fill ra t e, dead head and operating hours, asset up - time and speed. Based on data f r om First Call Logistics, OOI D A, FleetOwne r , Fr eigh t W a v es, A CEEE, Einride analysis Unconsolida t ed 90% of e xisting asset o wners h a v e fleet si z e <10 truck s (3) Existing ecosys t em is highly fragmen t ed and charac t eri z ed b y o wne r - opera t ors A t t he f o r ef r ont of disrupting a massi v e but inefficient lega c y sys t em, c r eating a his t oric oppo r tunity in t he global f r eight mar k et $ 4 . 6 trillion Global r oad f r eight mar k et (1) $1.2 trillion U .S. and EU he a vy - duty (>20 GVW) r oad f r eigh t (1)(2) Inefficient 11% utilization in t he U .S. r oad f r eight indust r y (4) L o w l e v els of utilization and o v e r - r eliance on rudimenta r y sys t ems dri v es inefficiencies and comp r essed ma r gins A trillion dollar mar k et oppo r tunity t r ans f orming t he indust r y Indust r y pain poin t s Massi v e mar k et oppo r tunity

A turn k e y ope r ation add r essing cus t omer needs F ully - managed, electrified, au t onomous - r eady f r eight m o v ement ser vice at competiti v e prices Ope rational planning softwa r e Electric v ehicles and dri v ers Operational planning softwa r e all o wing f or efficient depl o yment of electric, digital and au t onomous f r eight solutions V ehicles sou r ced f r om leading OEMs, including BY D , Daimle r , D A F , P e t erbilt, Scania and SANY Cha r ging inf r astructu r e Cha r ging infrastructu r e depl o y ed stra t egically t o enable cost efficient electric operations F ully au t onomous In - house d e v eloped au t onomous capabilities wi t h a purpose built cab - less au t onomous electric v ehicle AI / T echnology Plat f orm All - inclusi v e ta k e - o r - p a y cont r act t o ship cus t omers' goods

The Einride cab - less au t onomous truck Au t ono m y has arri v ed – wi t h ~ 300 FTEs, of which ~100 engineers a r e dedica t ed t o Einride's au t onomous operation, t he Compa n y has one of t he most ad v anced of f erings in t he mar k et No t es: As per June 2025 (1) P er management kn o wledge (2) Pilot p r ogram launched in 2022, and operations began in 202 3 . V ehicle in f o Chassis cont r act manu f actu r er Softwa r e stack In - House Einride ʼ s cab - less au t onomous trucks h a v e been in acti v e ope r ations since 202 2 (2) , wit h a g r o wing fleet ac r oss n e w and e xisting cus t omers First in t he w orld t o depl o y a cab - less au t onomous truck wi t h a cus t omer in acti v e operations ( U .S. depl o yment) (1)(2) 2022 Uni t ed Sta t es: GE Appliances Eu r ope: Apo t ea (S w edish online r etailer) Middle East: Continued g r o w t h wi t h DP W orld in t he la r gest au t onomous installation t o be depl o y ed in t he UAE t o da t e (1) T od a y First in t he w orld t o r ecei v e a permit t o opera t e on a public r oad (EU depl o yment ) (1) 2019 K e y supplier p a r tners Cur r ent ope r ating per mi t s Necessar y permi t s and app r o v als in place, incl. NHTSA and T ranspo r t sty r elsen

T a r geting dif f e r ent use cases and cus t omers f or au t onomous f r eight Long - haul Hub - t o - Hub T erminal - t o - Hub Sho r t - haul Fac to r y - t o - W a r ehouse W a r ehouse - to - Hub T erminal - t o - T erminal Einride Dri v er Plat f orm / Saga V ehicle agnostic au t onomous dri v e softwa r e license and logistics optimization technology Scalable SaaS business model Setup & cus t omer suppo r t Long - t erm technology pa r tner De f ense Po r t R etail Industrial Civilian (OEMs, Couriers e t c.)

T echnology st r a t egy builds on purpose - built cab - less au t onomous trucks combined wit h p r oprieta r y Einride Dri v er Einride Dri v er Cont r ol T ow er F ully agnostic t o v ehicles, use cases, and sec t ors Cab - Less Au t onomous T rucks Einride Au t onomousʼ P r oduct O v e r vi e w Sa f ety Case Sensors & Compu t e AD Softwa r e

Einride ʼ s au t onomous machine learning stack c o v ers end - t o - end AD functionalities No t e: (1) Cur r ent ly under d e v elopment. (2) ODD = Operational design domain Of f ering consis t ent pe r f ormance ac r oss ODDs (2) , coupled wi t h speciali z ed ODD - class models t o ensu r e f as ter and Depl oy able and sa f e due t o: 1) Explainability 2) R edundan c y in t he secondar y rule - based softwa r e wi t h a ma tching degradation concept Each pa r t of t he E2E ML model of f ers t he possibility t o h a v e i t s output moni t o r ed and int erp r e t ed, t o ans w er w h y it made a specific decision E2E ML all the w a y F r om sensor input t o trajec t o r y output and v alidation, l ev eraging flee t - scale data v olumes in high - v ariety scenarios Moni t o r ed & in t e r p r e t ed output La r ge f oundational models Comme r ciall y depl o y able & sa f e AD Softwa r e Sensors & Compu t e Sa f ety Case GNSS RTK V ehicle motion sensors Lidar Came r a Radar Secondar y rule - based Prima r y E2E ML (1) E x amples of e xplainable output: P edestrian ahead, slo wing d o wn High - l e v el AD softwa r e a r chi t ectu r e Einride au t onomousʼ ML app r oach

T op tier sa f ety standa r ds r esulting in z e r o t r affic inciden t s and deli v ering st r ong r egula t or y pa r tnerships No t es: (1) T o t he best of Managemen t ʼ s kn o wledge (2) Engagemen t s include sa f ety v alidation, t echnical in t egration, and infrastructu r e coo r dination Sa f ety case built on ISO standa r ds, v erified b y t w o independent audi t s f r om S w eden ʼ s R esea r ch Institu t es Bespo k e v ehicle plat f orm wi t h dual - r edundant s t eering/braking, ASIL D 48V s t eering, and r edundant p o w e r train P r o v en sa f ety r eco r d wi t h z e r o traffic inciden t s ac r oss all au t onomous operations Secu r ed first NHTSA permit f or au t onomous, cabless f r eight on U .S. public r oad s (1) Obtained firs t - o f - t hei r - kind public r oad permi t s in S w eden, Belgium, and Nor w a y , mo r e than a n y o t her Eu r opean opera t or (1) I n vit ed b y Eu r opean g o v ernmen t s t o shape r egulations and lead c r oss - bo r der demo p r ojec t s Pa r tnering wi t h UAE R T A t o enable first au t onomous f r eight operations aligned wi t h Vision 2031 and Gr een Agenda 203 0 (2) Earning r egula t o r y trust… … v alida t ed b y class - leading sa f ety case

Existing cus t omers p r esent enormous g r o w t h oppo r tunity No t es: Data as of June 2025 unless other wise no t ed. (1) Adjus t ed annuali z ed mont hly a v erage Q2ʼ25 USD - equi v alent r e v enue f r om operational cus t omer contrac t s, based on unaudi t ed financial per f ormance. (2) R ep r esen t s USD - equi v alent ARR e xpec t ed f r om signed cus t omer contrac t s. This amount is subject t o ce r tain conditions, termination righ t s and management assumptions. Actual ARR f r om Einride's signed cus t omer contrac t s m a y v a r y ma t erially f r om t he amount set f o r t h in t his p r esentation. (3) JBPs a r e non - binding r oadmaps joint ly d e v eloped wit h Einride's cus t omers f or fu rt her electrification of t heir r oad transpo r t operations o v er a futu r e period of time. P o t ential ARR is calcula t ed based on t he estima t ed number of CET and eBot v ehicles in JBPs multiplied b y estima t ed ARR per v ehicle, adjus t ed t o e x clude t he al r eady - co n v e r t ed po r tions of t he JBPs. JBPs do not obliga t e Einride's cus t omers t o negotia t e, or en t er in t o, binding ag r eemen t s on a n y t erms or at all. Actual ARR deri v ed f r om JBPs, t o t he e x t ent a n y is co n v e r t ed, m a y v a r y ma t erially f r om t he po t ential ARR set f o r t h in t his p r esentation. (4) Unique cus t omers per geograp h y , including cus t omers who opera t e in both r egions. Uni t ed sta t es EMEA U AE 7 Signed and/or operational cus t omer s (4) 22 Signed and/or operational cus t omer s (4) subsidies V e r tical ❖ of countries in ope r ations Run r a t e ARR (1) cus t omer cont r ac t s (2) P o t ential long - t erm ARR in JBPs (3) Cus t omer e xamples R etail 4 $13M $15M $90M+ Consumer Goods 5 $18M $27M $280M+ Industrials 3 $7M $6M $ 7 0M+ T otal 7 $45M $65M $800M+ Einride ʼ s geographical e xpansion ac r oss t he EMEA dri v en b y bo th n e w and e xisting cus t omers ARR in signed Mar k et f ootprint Einride ʼ s e xpansion in t he Sou t h & Sou t heast r eflec t s true sustainable g r o w t h, dri v en b y cus t omer demand, not manda t es or $360M+ $17M $7M 4 Logistics

Cus t omer case study: No t es: Data as of June 2025 unless other wise no t ed. (1) JBPs a r e non - binding r oadmaps joint ly d e v eloped wit h Einride's cus t omers f or fu rt her electrification of t heir r oad transpo r t operations o v er a futu r e period of time. P o t ential ARR is calcula t ed based on t he estima t ed number of CET and eBot v ehicles in JBPs multiplied b y estima t ed ARR per v ehicle, adjus t ed t o e x clude t he al r eady - co n v e r t ed po r tions of t he JBPs. JBPs do not obliga t e Einride's cus t omers t o negotia t e, or en t er in t o, binding ag r eemen t s on a n y t erms or at all. Actual ARR deri v ed f r om JBPs, t o t he e x t ent a n y is co n v e r t ed, m a y v a r y ma t erially f r om t he po t ential ARR set f o r t h in t his p r esentation. (2) Data f r om GE Appliances au t onomous operations bet w een Januar y 20 2 4 and June 202 5 . (3) R ep r esen t s USD - equi v alent ARR e xpec t ed f r om signed cus t omer contrac t s. This amount is subject t o ce r tain conditions, termination righ t s and management assumptions. Actual ARR f r om Einride's signed cus t omer contrac t s m a y v a r y ma t erially f r om t he amount set f o r t h in t his p r esentation. (4) 2 cab - less au t onomous v ehicles in operations as of N ov ember 2025 (5) P er management ʼ s best kn o wledge Einride and GE Appliances made his t or y t oge t he r , putting t he first au t onomous he a vy - duty electric v ehicle on a U .S. public r oa d (5) 32 , 000 Uni t s deli v e r ed + 900+ T onne - km tr anspo r t ed ~95% Comple t ed in AD mode Cab - less au t onomous truck depl o yment sta t s (2) U .S. first au t onomous electric truck on a public r oad 500+ Shipmen t s deli v e r ed 9 8 . 9% Deli v e r y p r ecision 17 CE T s , 2 cab - less au t onomous trucks Cur r ent depl o ymen t s (4) ~$55M P o t ential long - t erm ARR in Joint Business Plan (1) ~$5M T otal ARR in signed cont r ac t s (3)

Data sou r ces The "bot t om" l a y er Models & p r oprieta r y algori t hms The "middle" l a y er Cus t ome r - f acing digital p r oduc t s & se r vices The " t op" l a y er The Saga plat f orm le t s Einride e x ecu t e t he same r ou t es wit h f e w er trucks , less p o w er , and at a l o w er price point Dat a f r om mu l tiple sou r ces unde r pins Einr id e ʼ s AI - p o w e r ed pla t f o r m, c r e a t es actionable plans and simplif ies elect r ic ope r ations Unlocking t he po t ential of AI f or cus t omers Digital f r eight plat f orm Electric v ehicle r ou t e planning optimi z er ( e VRP) P r edicti v e ene r gy consumption model Cost and emission model Superior data Einride's t ech stack all o ws it t o optimi z e cus t omers' e xisting operations t h r ough imp r o v ed utilization, r esulting in r educed cos t s The Saga plat f orm An AI - p ow e r ed t echnology plat f orm – Einride's edge in logistics planning The Saga plat f orm Plat f orm l ay ers

Einride ʼ s f r eight plat f orm optimi z es electric r oad f r eight wit h AI Solv ecosyst f or a mon t hly f ee R dir cust educes t he o v e r all cost of transition t h r ough operational efficiencies, ect/indi r ect cost r eduction, and pu r chasing economies of scale vs. omers sou r cing individually 2 3 R em o v es logistical compl e xity f r om cus t omersʼ electric transition, 4 Inc r eases quality of ope r ations t h r ough t he digital f r eight plat f orm, as 5 De - ris k ed ope r ations vs. diesel as Einride digitali z es f r eight solving all pa r t s of t he transition on t heir behalf all o wing t he cus t omer t o f ocus on t heir co r e business AI/ML optimization t ools all o w f or mo r e p r ecise shipping and cha rging vs. r egular operations t od a y operations, enabling bet t er cont r ol of risks t h r ough r eal - time visibilit y , and r esol v es risks of rising diesel cos t s / stranded asse t s Ope rational imp r o v emen t s – Cus t omer p r oof poin t s (2) Fleet si z e r eduction alongside a 10% inc r ease in transpo r t v olume Inc r ease in palle t s transpo r t ed per truck 89% 7 3% 50 % Accura cy of ene r gy consumption p r ediction (3) enabling r eliable planning R eduction in cha rging time achi e v ed b y int elligent prioritization & cont r olling p o w er output Inc r eased utilization of cha rging infrastructu r e Cost r eduction – Cus t omer p r oof poin t s (1) 13% 16% 30 % Fleet l ev el T CO r eduction compa r ed t o diesel baseline No t es: (1) Cus t omer study within g r oce r y r etail 202 5 , cus t omer solution 20 2 4 , cus t omer solution 2022. (2) EMEA operations in 202 5 , cus t omer cases 202 5 . (3) 11% Mean absolu t e pe r centage er r or (MAPE). Einride v alue p r oposition t o cus t omers es t he coo r dination p r oblem f or cus t omers, pooling all major 1 em p r oduc t s and se r vices in t o one as - a - Se r vice plat f orm

Einride is t he leader wit hin t he au t onomous f r eight m o v ement No t e: Data as of June 2025 unless other wise no t ed. (1) R ep r esen t s publicly disclosed cus t omers. (2) P er Au r ora filings. (3) P er K odiak's i n v es t or p r esentation filed publicly on 04/14/202 5 . (4) Includes launch cus t omers, Uber Fr eight and HirschbachMo t or Lines, mentioned in Au r ora's 05/01/2025 p r ess r elease on beginning dri v erless operations. (5) The r e is no statistic disclosed f or Dri v erless Hours in Contrac t ed Cus t omer Ops, but Au r ora has comple t ed 4 , 000 miles wit hout a dri v e r , per i t s Q1'2025 earnings call on 05/08/202 5 . (6) P er K odiak p r ess r elease published 6/10/202 5 . (7) T otal number of FTEs ac r oss Einride, not only au t onomous depa r tment. (8) F ull time empl o y ees per K odiak's S - 4 filing as of 3/31/202 5 . (9) R ep r esen t s a v erage H1 2025 f r om unaudi t ed financial sta t emen t s. (10) Qua r t erly cash burn is calcula t ed as Cash Fl o ws f r om Operating Activities less Pu r chases of P P &E f or t he qua r t er ended 03/31/202 5 . (11) Qua r t erly cash burn is calcula t ed as Cash Fl o ws f r om Operating Activities less Capital Expenditu r es f or t he qua r t er ended 12/31/20 2 4 . (12) Mar k et capitalization per CapitalIQ as of 11/10/202 5 . Cus t omers 26 6 1 1 F ully - au t onomous, dri v e r - out cus t omers 2 2 1 Acti v e countries 7 1 1 Dri v erless hours in contrac t ed cus t omer ops 1 , 7 00+ N /A 1 , 60 0+ Empl oy ees ~ 3 00 ~1 , 80 0 2 4 3 Qua r t erly burn ra t e ($M) ~ 2 0 ~1 50 ~ 2 0 V aluation ($B) ~1 . 8 ~ 8 . ~1. 4 4 (1)(2) (1)(3) (3) (4) (2) (3) (6) (8) (3)(11) (12) (12) (2) (5) (2)(10) (7) (9)

No t es: Data as of July 2025 unless other wise no t ed. St r a tegic depl o yment of cha r ging inf r astructu r e Einride's dif f e r ent modes of cha r ging solutions ser v e v a r ying cus t omer depl o ymen t s and all o w f or additional upside f r om e x t ernal cus t omers Einride stations Einride pri v a t e installation Thi r d pa r ty 88 Operational cha r ge poin t s 11 Thi r d pa r ty pa r tners 8 Li v e stations Structu r al depl o yment and management of cha r ging inf r astructu r e all o ws f or cost optimization, cont r ol and critical data ga t hering t o enhance t he cus t omer of f ering

No t es: All Einride data as of June 2025 unless other wise no t ed. (1) Including r en t ed / leased v ehicles as of July 202 5 . (2) P e t erbilt v ehicles a r e y et t o be p r ocu r ed and depl o y ed. (3) Bet w een Januar y 20 2 4 and June 202 5 . (4) As of N ov ember 2025 185 Electric v ehicles (1) 11M+ Electric miles dri v en 3 Aut onomous v ehicle s (4) 1 , 7 00+ T onne - Km t r anspo r t ed au t onomousl y (3) Snapshot of cur r ent fleet 26 Cus t omers 6 OEMs G r o wing t he electric fleet In o r der t o se r v e i t s cus t omers, Einride manages a la r ge and g ro wing fleet of electric comme r cial v ehicles OEM pa r tners (2)

Business model F r eigh t - Capacity - as - a - Se r vice Cont r act structu r e R e v enue Se r vices Expec t ed cont r act du r ation Fi x ed tak e - o r - p a y monthl y ra t e b ased on minimum transpo r t c a p aci ty and V a r iable ra t e f or additional c a p aci ty utili z ed b e y ond the minimum License f ee per shi f t / t onne / shipment or as ag r eed with the cus t omer and V a r ious ancilla r y f ees b ased on incu r r ed cos t s ( e.g. tolls, ag r eed upon su r cha r ges f or waiting times, e tc.) End - t o - End Se r vices: assessment, planning, sou r cing, depl o yment, operations and main t enance, and r epo r ting Joint Business Plans: sha r ed fram e w o r k f or e ach cus t omer's continued transition t o an all - elect r ic fleet ~ 5 . 0 Y e ars ( a v erage 4 . 5 - y e ar contract length ac r oss the po r t f olio)

T a r get long - t erm business model economics CE T s (Comme r cial Electric T rucks) Cab - less au t onomous trucks Commenta r y FCaaS upf r ont cost per v ehicle $1 7 0k – $210k $200k – $300k Cap e x f or v ehicle pu r chases Number of licensed v ehicles 1 5 , 000+ 5 , 000+ T otal v ehicles operating on t he Einride plat f orm FCaaS v ehicles 15% – 35% 5% – 25% Sha r e of v ehicles depl o y ed under t he FCaaS model whe r e Einride p r o vides t he full ser vice SaaS v ehicles (Plat f orm (CET) / Ex ternal ADS (Cab - less au t onomous trucks)) 65% – 85% 7 5% – 95% Sha r e of v ehicles depl o y ed under t he Plat f orm model whe r e Einride p r o vides t he technology f or o wner opera t ors (no cap e x f or Einrid e) FCaaS annual r e v enue per v ehicle $380k – $420k $295k – $335k T otal r e v enue per depl o y ed v ehicle operating under t he FCaaS model SaaS annual r e v enue per license $10k – $15k $ 7 0k – $90k T otal r e v enue per v ehicle depl o y ed b y o wner opera t ors on t he Einride Plat f orm FCaaS ta r get contribution g r oss ma r gin 30% – 35% 7 0% – 80% T a r get contribution ma rgin f or t he FCaaS of f ering, e x cl. ha r dwa r e cost and FTE cost SaaS ta r get contribution ma r gin 7 0% – 80% 80% – 90% T a r get contribution ma rgin f or t he Plat f orm / ADS licenses, in line wi t h typical SaaS ma r gins No t e: The ta r get operational in f ormation is p r esen t ed f or illustrati v e purposes only and m a y not r eflect t he actual per f ormance or r esul t s in a gi v en period or at all. Past per f ormance is not a guaran t ee of futu r e r esul t s. All i n v estmen t s i n v ol v e risk of loss, including loss of principal i n v es ted. The r e can be no assurance t hat his torical t r ends will continue or t hese r esul t s or per f ormance will be achi e v ed.

The time t o scale au t onomous is n o w – Einride is stra t egically positioned t o fuel t he transition as a mar k et leader No t es: (1) Pilot p r ogram launched in 2022, and operations began in 202 3 . (2) P er management ʼ s best kn o wledge. Uniquely enginee r ed f or dri v erless au t ono m y Enabled b y t he p r oprieta r y dri v e r , cont r ol to w er and cab - less au t onomous electric trucks, e x cluding t he in - v ehicle sa f ety dri v er f r om D a y 1 First m o v er in au t onomous f r eight First fully au t onomous v ehicle on public r oads in t he EU (2019) and t he U .S. (2022) (1), wi t h permi t s in place t o scale (2) Dif f e r entia t ed turn k e y cus t omer solution P r o vider of turn k e y F r eigh t - Capacity - as - a - Ser vice ("FCaaS") business model, p r o viding fully electric ser vice and anchoring a futu r e au t onomous pipeline Cutting - edge technology of f ering P r oprieta r y softwa r e t hat l ev erages machine learning and AI t o deli v er l o w - cost solutions, wi t h t he po t ential t o scale as a standalone Softwa r e - as - a - Ser vice ("SaaS") of f ering Long - t erm cont r ac t s wit h global cus t omers T a k e - o r - p a y contrac t s wi t h major global cus t omers r esulting in st r ong r e v enue visibility and significant backlog

No t es: (1) In agg r ega te. (2) Based on LE G T amount in trust af t er taking in t o account e xpec t ed additional accumula t ed in t e r est at p r e vailing mar k et ra t es t h r ough closing. Assumes 0% r edemptions. Brian P r att Chairman 9 $1.2B $ 4 . 6B M&A v alue of DeS P A Cs S P A C IPOs Capital raised July 2008 June 2006 June 2013 Oc t ober 2014 July 2017 Oc t ober 2021 F ebruar y 2023 raised A dam H. Jaf f e, C P A CF O , Sec r eta r y , and Dir ec t or Eric S. R osen f eld Chief S P A C Officer P r e vious successful S P A C business combinations Lega t o III S P A C o v e r vi e w Plat f orm ov e r vi e w The Lega t o ad v antage Lega t o III management t eam G r ego r y Monahan CEO and Di r ec t or

T r ansaction o v er vi e w No t e: Analysis e x cludes up t o 1 0. 340M sha r es issuable upon t he e x e r cise of Lega t o ʼ s warran t s ( comprised of 1 0 . 063M public warran t s and 0 .2 7 8M pri v a t e placement warran t s). The r e is no assurance t hat t he PIPE transaction will be comple t ed as no definiti v e ag r eemen t s h a v e been e x ecu t ed t o da te. F u rt he r , neit her t he t erms of a n y i n v estment nor t he f orm of a n y securities t o be issued in t he PIPE transaction h a v e been de termined. If comple t ed, t he final amount raised t h r ough t he PIPE transaction m a y be g r ea t er t han, less t han or equal t o $100 million. (1) Assumes completion of con t empla t ed PIPE of up t o $100M and 0% r edemptions and no f o r f eitu r e Conditional Sha r es. (2) As of August 202 5 . (3) Calcula t ed as t he sum of $21 9 .4M based on LE G T amount in trust af t er taking in t o account e xpec t ed additional accumula t ed in t e r est at p r e vailing mar k et ra t es t h r ough closing wit h 0% r edemptions and $100M con t empla t ed PIPE less $40M of estima t ed transaction e xpenses. (4) Based on LE G T amount in trust af t er taking in t o account e xpec t ed additional accumula t ed in t e r est at p r e vailing mar k et ra t es t h r ough closing. Assumes 0% r edemptions. (5) Includes 5 . 031M f ounder sha r es, 0 . 556M pri v a t e placement sha r es, and 0 . 088M f ounder sha r es t o under wri t ers. Lega t o will subject 1.4M management sha r es ("Conditional Sha r es") t o f o r f eitu r e t o be de termined based on t he pe r centage of sha r es r edeemed at closing. Analysis assumes 0% r edemptions and no f o r f eitu r e of Conditional Sha r es. (6) A t $1 0 . 90 per sha r e. Lega t o III sponsor 61 . 9 Lega t o III sponsor 61 . 9 Equity r oll o v er 1 , 80 0 . 0 Estima t ed expenses 4 0 . 0 Deal v alue per sha r e $ 1 0 . 90 P r o f orma sha r es ou t standing 20 0 . 1 P r o f orma equity v alue $ 2 , 181.2 Net cash (3) (2 7 9 .4) P r o f orma en t erprise v alue $ 1 , 901 . 9 82 . 5% 2 . 8% Existing sha r eholders will o wn ~83% of t he p r o - f orma equity (1) Existing and n ew institutional i n v es tors h a v e funded app r o xima t ely $ 100 M in c r oss - o v er financing in connection wi t h t he con t empla t ed S P A C transaction, including a global asset management compa n y based on t he W est Coast of t he Uni t ed Sta t es, E Q T , and Ion Q (2) T w o boa r d members t o be named b y Lega t o Einride p r ojec t ed t o close wi t h $2 79 .4M of additional cash on t he balance shee t (3) Lega t o will subject up t o 2.4M management sha r es ("Conditional Sha r es") t o f o r f eitu r e de t ermined b y t he pe r centage of sha r es r edeemed at closing. Analysis assumes 0% r edemptions and no f o r f eitu r e of Conditional Sha r es Equity Sha r es 16 5 . 1 Lega t o III Public Sha r eholders 21 9 .4 2 0 . 1 PIPE I n v es t ors 10 0 . 0 9 .2 Lega t o III Sponsor 61 . 9 5 . 7 T otal $2 , 181.2 20 0 . 1 Einride is valued at a $1 . 8B p r e - mon ey equity v alue Estima t ed sou r ces and uses Sou r ces ($M) Uses ($M) Lega t o III cash in trust (4) $21 9 .4 Cash t o balance sheet (3) $2 79.4 Illust r ati v e sha r es ou t standing at close Einride p r e - mon e y equity v alue $1 , 80 0 . 0 Deal v alue per sha r e $1 0. 90 Sha r es issued t o Einride at close 16 5 . 1 Lega t o III public sha r es 2 0 . 1 Illustrati v e PIPE (1) $10 0 . 0 Deal v alue per sha r e $1 0. 90 Sha r es t o PIPE i n v es t ors 9 .2 Lega t o III sponsor sha r es (5) 5 . 7 T otal p r o f orma sha r es at close 20 0 . 1 Illust r ati v e p r o - f orma v aluation Illust r ati v e o wnership at close Sha r eholder V alue (6) 1 , 80 0. 0 Equity consideration t o ta r get 10 0. 0 Illustrati v e PIPE (1) Einride $1 , 80 0. 0 $2 , 181.2 T otal uses $2 , 181.2 T otal sou r ces 1 0 . 1% 4. 6%

No t es: (1) Pilot p r ogram launched in 2022, and operations began in 202 3 . (2) P er management kn o wledge.

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Appendix

Cus t omer journ e y Einride w orks hand in hand wi t h cus t omers t o p r o vide r e v olutiona r y logistics se r vice at a l o w er cost T r ans f ormation p r og r am Mid - t erm Sho r t - term Description St r a tegic electrification plan L e v eraging t he planning AI algori t hms t o optimi z e T CO f or fleet electrification Immedia tely electrifiable lanes Lanes wi t h suitable distances, p a yloads and f orm f ac t ors t o go electric t od a y R egional scale up Longer range fl o ws enabled b y Einride plat f orm, cha rging and imp r o v ed ha r dwa r e Scale ac r oss mar k e t s & use cases Full fleet add r essed wi t h optimi z ed futu r e setup, including cab - less au t onomous trucks Comme r cial ag r eement Joint Business Plan W a v e 1 operational contract W a v e 2 operational contract W a v e 3+ operational contrac t s Long - t erm (+ Au t onomous)

Risk f ac t ors

Risk f ac t ors (1/3)

Risk f ac t ors (2/3)

Risk f ac t ors (3/3)

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